UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 6, 2006
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)


       Delaware                          0-22624                  05-0473908
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(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)           Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                             19061
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)




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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On December 6, 2006, Foamex International Inc. issued a press release announcing the appointment of Stephen E. Markert, Jr. as Interim Chief Financial Officer.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - Financial Statements and Exhibits.

         (d)    Exhibits

                99.1    Press Release, dated December 6, 2006.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 8, 2006

                                     FOAMEX INTERNATIONAL INC.


                                     By:      /s/Gregory J. Christian
                                              ----------------------------------
                                     Name:    Gregory J. Christian
                                     Title:   Executive Vice President and
                                              General Counsel




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                                  EXHIBIT INDEX

Exhibit
Number            Description

99.1              Press Release, dated December 6.2006.